Exhibit 99.1

March 27, 2012

FSP Phoenix Tower Corp.

This special communication is to provide holders of preferred stock in FSP Phoenix Tower Corp. (the “Company”) with a copy of the “teaser brochure” prepared by CBRE Richard Ellis in connection with its marketing of the Company’s 34-story, multi-tenant, Class “A” office building containing approximately 629,054 square feet located in Houston, Texas (the “Property”). As previously communicated, after soliciting interest and input from commercial real estate brokers familiar with the Property and the local market, the Company retained CB Richard Ellis to facilitate a potential sale of the Property. CB Richard Ellis is actively marketing the Property and we anticipate that it will be 45-90 days before we have pricing information. We will keep you informed.

Please feel free to contact our Investor Services group (800-950-6288) and speak directly with Georgia Touma, Assistant Vice President and Director of Investor Services, or with one of the Investor Services Specialists, Lara Ryan or Michelle Sullivan, with any questions you may have.

George J. Carter

President – FSP Phoenix Tower Corp.

Enclosure

Important Additional Information Will Be Filed With the SEC

The Company plans to file with the SEC and mail to its preferred stockholders (the “Company Investors”) a Proxy Statement in connection with the proposed transaction. The Proxy Statement will contain important information about the Company, the proposed transaction and related matters. Company Investors are urged to read the Proxy Statement carefully when it is available.

Company Investors will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov.

In addition, Company Investors will be able to obtain free copies of the Proxy Statement from the Company by contacting Georgia Touma, Assistant Vice President and Director of Investor Services (800-950-6288).

The Company and its directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which is filed with the SEC. As of December 31, 2011, none of the Company’s directors or executive officers beneficially owned any shares of the Company’s preferred stock. Franklin Street Properties Corp. (“Franklin Street”) (NYSE Amex: FSP) holds the sole share of the Company’s common stock. Between March 2006 and September 2006, FSP Investments LLC (member, FINRA and SIPC), a wholly-owned subsidiary of Franklin Street, completed the sale on a best efforts basis of 1,050 shares of the Company’s preferred stock. FSP Investments LLC sold the Preferred Stock in a private placement offering to “accredited investors” within the meaning of Regulation D under the Securities Act of 1933. On September 22, 2006, Franklin Street purchased 48 shares of the Company’s preferred stock for $4,116,000. A more complete description of this information will be available in the Proxy Statement.

Safe Harbor for Forward-Looking Statements

Statements in this letter regarding the proposed transaction relating to the Property, the expected timetable for completing the transaction, future financial benefits of the proposed transaction, and any other statements about the Company managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction, disruptions in the debt markets, economic conditions, risks of a lessening demand for the real estate owned by the Company, changes in government regulations, geopolitical events and expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs, additional staffing, insurance increases and real estate tax valuation reassessments, and the other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and its most recent quarterly report filed with the SEC. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this letter.

PHOENIX TOWER

HOUSTON, TEXAS

State-of-the-Art,
Class AA, Trophy Office Tower
LEED Gold Certified

High-Profile Location in Houston's
Prestigious Greenway Plaza

CBRE

EXCLUSIVE INVESTMENT OPPORTUNITY

CBRE, as exclusive advisor, is pleased to present to qualified investors a truly unique and extraordinary opportunity to acquire a fee-simple interest in **Phoenix Tower** (the Property), a landmark, trophy office tower with a high-profile location in Houston's prestigious Greenway Plaza. The Property is comprised of a state-of-the-art, 34-story, Class AA office tower that offers 629,054 rentable square feet of superior accommodations and nine levels of on-site parking.

Located at the cornerstone of Greenway Plaza, **Phoenix Tower** is strategically situated between Houston's largest and most dynamic business centers—the CBD and Galleria/Uptown commercial district. Its prominent location along Southwest Freeway also provides visibility to a daily traffic count that exceeds 300,000, making **Phoenix Tower** one of the most recognizable office assets in the Houston market. Through recent capital improvements totaling more than $16 million, **Phoenix Tower** has maintained its status as one of the premier destinations within Greenway Plaza and is one of the most sustainable and efficient buildings in Houston.

Along with a stable, in-place cash flow, the **Phoenix Tower** offering also presents investors with a highly compelling opportunity for substantial future income growth and an irreplaceable location within one of the nation's best markets for commercial real estate.

ASSET PROFILE

LOCATION:
3200 Southwest Freeway
Houston, Texas 77027

NET RENTABLE AREA:
629,054 RSF

LEASED:
80%

NUMBER OF STORIES:
34

YEAR BUILT:
1984

YEAR RENOVATED:
2011

TYPICAL FLOOR SIZE:
25,000 RSF

SITE:
2.2 Acres

PARKING/RATIO:
1,569 Total Spaces
(2.5/1,000 RSF)
Nine-Level, On-Site Parking Garage
(1,366 Spaces)

DESIGNATIONS:
ENERGY STAR® Rating
(13 Consecutive Years)
LEED® EB Gold Certification

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PHOENIX TOWER

INVESTMENT HIGHLIGHTS

MULTIPLE AVENUES FOR SIGNIFICANT VALUE CREATION

Well-Positioned to Expand the Property's Tenant Base

Additional value will be realized through the expansion of the Property's quality tenant base with the lease-up of 125,000 square feet of existing vacancy, which includes two and one-half full floors of contiguous space. This vacancy, particularly the contiguous space, serves as a highly valuable commodity given the Class A occupancy within Greenway Plaza (92%) and the adjacent CBD and Galleria submarkets (93%). Furthermore, as one of only two Class A blocks of 50,000 square feet or more available in Greenway Plaza, **Phoenix Tower** will benefit from the significant premium placed on all large blocks of available space.

Near-Term Leases Significantly Below Market Rents

In-place leases at **Phoenix Tower** average 20% below projected market rents. In particular, leases scheduled to expire during the first three fiscal years have in-place rents that range from 17% to 28% below projected market rents. As a result, investors will have the opportunity to significantly increase the Property's NOI as existing leases are renewed or released at market rents.

Contractual Rent Increases Exceed $2.6 Million

Many of **Phoenix Tower**'s existing leases also provide for future income growth through in-place contractual rental increases that total more than $2.6 million over the next 10 years.

Greenway Plaza's Surging Occupancy and Rent Growth

Occupancy and rents within Greenway Plaza continue to trend upward as available Class A space is limited and demand remains strong. Greenway Plaza's rents have already appreciated by 4.3% since yearend 2010 and exceed the market average by 25%. Moreover, the introduction of new supply in the adjacent Galleria office submarket—where new construction commands rents of $30.00 to $32.00 per square foot, on a triple net basis—will allow owners of existing office Greenway Plaza properties to further drive enhanced lease economics.

Houston's Continued Energy Market Expansion

Houston began 2012 with more than 2.6 million payroll jobs, the highest employment level in its history. With increasing shale exploration and stronger oil prices, Houston's economic growth has been largely propelled by the exponential expansion of its energy sector. While overall Houston employment grew by 3.0% during 2011, Houston's energy-related employment surged by nearly 11%. These economic indicators signal continued prosperity for the Houston office market.

2
Investment Summary

Thompson
&Horton LLP

3

PHOENIX TOWER

STABLE AND PREDICTABLE INCOME

Secure Cash Flow with Long-Term Leases

Phoenix Tower supplies investors with valuable security through a long-term, predictable cash flow as a total of 261,907 square feet, or 42% of the Property, is leased through March 2017 and beyond. Additionally, the Property's largest tenant—Permian Mud Service—has expanded its presence at **Phoenix Tower** on multiple occasions and has more than 5.5 years of remaining term on its existing lease. **Phoenix Tower** also features a much sought-after, reduced risk profile through in-place rents that are, on average, 20% below current market rates.

Well-Diversified, High-Quality Tenancy

Phoenix Tower's rent roll is comprised of a well-diversified tenancy in terms of size, lease expiration and primary business industry. The Property's corporate residents feature representation across a broad range of business sectors including accounting, architecture and design, energy, financial and investment services, information technology, legal services, and telecommunications—minimizing overexposure to any single industry. Furthermore, this tenant base is reflective of the industries that are experiencing growth in Houston and throughout the U.S. Some of the Property's most notable tenants include the global headquarters of the privately owned Permian Mud Services, New York Life Insurance (S&P: AA+), Network Appliance (NASDAQ: NTAP), Forethought National Life Insurance (S&P: A-), and Lincoln National Life Insurance (NYSE: LNC, S&P: AA-).

AWARD-WINNING, CLASS AA, TROPHY OFFICE ASSET

LANDMARK, TROPHY OFFICE TOWER

Situated at the cornerstone of Greenway Plaza, **Phoenix Tower** features a distinctive skyline presence and is one of the most recognizable office properties in the Houston market. Impeccably renovated and meticulously maintained, **Phoenix Tower**'s renewed, dramatic exterior is comprised of high-performance, blue-green reflective glass that is accented by elegant horizontal bands of silver. Architectural enhancements were also made to the redesigned, ground-level lobby entrance, and the Property includes a variety of upscale features and finishes throughout. **Phoenix Tower**'s exceptional design, superior visibility and irreplaceable location assure its long-term prominence and landmark status.

EXQUISITE INTERIOR FINISHES

Phoenix Tower welcomes employees and visitors into a recently renovated, grand lobby, which is distinctively located on the ninth-floor and is elegantly appointed with statuary white marble walls with accents of Rosa Porino granite. The floors are finished in the same Rosa Porino granite. **Phoenix Tower** also includes highly functional center core floorplates that provide an average of 25,000 square feet of exceptionally efficient space and allow for 11 corner offices per floor. Tenant suites feature large expanses of windows and exquisite finishes that reflect the significant investment many tenants have made in their respective spaces. Additionally, with the parking garage occupying the first eight floors of the Property, each tenant suite enjoys striking, panoramic views of the CBD and Galleria skylines, River Oaks, West University Place, Texas Medical Center, and Reliant Stadium.

SKY TERRACE: UNIQUE URBAN RESPITE

Phoenix Tower's most unique feature is a private, half-acre outdoor terrace with a spectacular park-like setting. This natural sanctuary boasts colorful tiers of flowers and palm trees bordering a well-groomed lawn. It is accented by a serene blue reflection pool, attractive gazebo and fountain, and a nine-hole, Jack Nicklaus-designed putting green. While this elevated green space provides tenants with unique opportunities for relaxation and recreation, it also serves as a unique competitive advantage for **Phoenix Tower**.

LEED GOLD CERTIFIED & ENERGY STAR RATED

Renovated with a commitment to energy efficiency and environmental conservation, **Phoenix Tower** includes state-of-the-art building systems throughout. Notably, this institutionally owned and maintained asset has received the U.S. Environmental Protection Agency's prestigious ENERGY STAR designation every year since 1999—more than any other building in the world. Also in recognition of its superior operating efficiencies, **Phoenix Tower** has recently received LEED EB Gold Certification from the U.S. Green Building Council. In January 2012, **Phoenix Tower** was also designated as a BOMA 360 Performance Building, which recognizes buildings that are managed to the highest standard of excellence.

RECENT CAPITAL IMPROVEMENTS EXCEED $16 MILLION

Since 2006, current ownership has invested more than $16 million in capital improvements at **Phoenix Tower**. The most significant of these improvements include a full modernization of all 21 elevators, installation of energy-efficient exterior glass panels, renovation of the common areas, complete recalibration of the building's energy system, installation of high-efficiency lighting, implementation of central plant optimization, and extensive HVAC upgrades. These improvements also include the addition of a 5,000-square-foot fitness center and a Jack Nicklaus-designed putting green, which is located atop the building's ninth-floor Sky Terrace. Notably, **Phoenix Tower** was awarded BOMA's coveted TOBY—The Outstanding Building of the Year—award in recognition of these exceptional improvements. A comprehensive list of improvements is provided within the Offering Memorandum.

UNPARALLELED ACCESS TO WORLD-CLASS AMENITIES

INCOMPARABLE ON-SITE AMENITIES

Strategically located at the cornerstone of Greenway Plaza—an urban village with the vitality of a downtown environment and the convenience and amenities of one of the nation's most desirable suburbs, **Phoenix Tower** provides a comprehensive offering of first-class, on-site amenities. **Phoenix Tower** offers nine levels of on-site parking, which includes a partial level of reserved executive parking. Its ground-level lobby features a fully equipped, high-performance fitness center and modern conference facilities. The building's ninth-floor, Sky Lobby includes a delicatessen and dining room with wi-fi connectivity and direct access to the Property's private, half-acre Sky Terrace, which features a reflection pool, putting green and tremendous views of the Houston skyline. The Sky Terrace also serves as an ideal location for informal business meetings and tenant gatherings. **Phoenix Tower** provides tenants with 24-hour access monitoring, on-site security, and professional property management.

EXCLUSIVE NEIGHBORHOOD AMENITIES

Greenway Plaza's amenity base, which is first-class in its scope and quality, plays a critical role among local businesses in their recruitment and retention of today's most talented employees. **Phoenix Tower** is situated adjacent to the Greenway Plaza mixed-use development that includes a subterranean mall with numerous restaurants, high-rise condominiums, luxury hotel accommodations, the prestigious Houston City Club, and Tony's—an upscale Italian restaurant that is renowned by Houstonians as a haven for celebrities, professional athletes and politicians. **Phoenix Tower** is also less than five minutes from three of Houston's major business and entertainment hubs—Downtown, the Galleria, and the Texas Medical Center/Reliant Stadium area.

FUTURE METRO LIGHT-RAIL ACCESS

Greenway Plaza's accessibility will be further enhanced through the proposed METRO Rail University line, which will traverse 11.3 miles from the Central Business District to Uptown/Galleria along Richmond Avenue and US-59. The University line will include multiple stops within blocks of **Phoenix Tower**, and it will substantially improve Greenway Plaza's accessibility and convenience, bolstering its long-term desirability and performance.

5

PHOENIX TOWER

GALLERIA
WEST LOOP FREEWAY (I-610)
N
GREENWAY PLAZA
PHOENIX TOWER
SOUTHWEST FREEWAY (US 59)

PREMIER GREENWAY PLAZA LOCATION

RARE ACQUISITION OPPORTUNITY IN GREENWAY PLAZA

With a limited supply of true Class A office properties located in the Greenway Plaza submarket, very rarely do investors have the opportunity to establish a presence within this prestigious and exclusive submarket. As a result, the **Phoenix Tower** offering presents a truly unique and compelling investment opportunity.

SUPERIOR MARKET FUNDAMENTALS

Houston's Greenway Plaza office submarket is a perennial leader with respect to its strong fundamentals. Impressively, Greenway Plaza's Class A properties have posted positive net absorption over the last six consecutive quarters. Net gains for 2011 exceed 200,000 square feet, which equates to 46% of the yearend Class A vacancy. As a result, Greenway Plaza posted the city's second-highest Class A suburban occupancy rate (91.9%) at the end of December. Furthermore, with average, full-service Class A asking rents of $28.69 per square foot, the submarket is successfully positioned as an attractive alternative to the adjacent CBD and Galleria office submarkets, where Class A office space commands a 28% and 11% premium, respectively. This sustained demand will result in continued occupancy and rent growth throughout 2012.

HIGH-PROFILE, "INNER LOOP" LOCATION

Phoenix Tower is prominently positioned along Southwest Freeway between downtown and the Galleria, supplying the Property with a coveted "Inner Loop" location, a prestigious business address and visibility to more than 300,000 vehicles daily. This exceptional visibility translates into prime signage opportunities for tenants and a valuable source of revenue for investors. **Phoenix Tower** is also nestled between Houston's most affluent and prestigious neighborhoods of River Oaks and West University Place. With many of the city's decision makers living within these adjacent residential neighborhoods, **Phoenix Tower** is the ideal location for Houston's corporate residents.

EXCEPTIONAL REGIONAL ACCESS

Situated on a 2.2-acre site with superior ingress/egress and immediate access to the Southwest Freeway, **Phoenix Tower**'s tenants enjoy exceptional access to Houston's well-developed transportation network and its primary centers of commerce. The Property is located within 10 minutes of I-610, I-45, I-10 and the Westpark Tollway, less than 15 miles north of Hobby Airport and just 25 miles south of Bush Intercontinental Airport.

PRE-EMINENT LEADER IN POPULATION AND JOB GROWTH

Houston is the nation's fastest-growing metropolitan area and is also a perennial leader with respect to job growth. From 2000 to 2010, Houston led the nation in population growth with 1.2 million new residents. Houston also posted the nation's highest job growth throughout 2011 and most recently led the U.S. with 90,000 new jobs for the 12-month period ending January 2012. As the first major market to recover all of the jobs lost during the recent recession, Houston has added 170,700 post-recovery jobs, equating to 111.7% of the jobs lost. In addition, Moody's Economy.com projects that Houston will add more than 300,000 jobs over a five-year period ending 2014, trailing only the New York metro area in terms of job growth.

6
Investment Summary

EXCLUSIVE MARKETING ADVISORS

RUSSELL INGRUM
Vice Chairman
713.787.1969
russell.ingrum@cbre.com

GARY CARR
Vice Chairman
214.979.6301
gary.carr@cbre.com

JACK FRAKER
Vice Chairman
214.979.6300
jack.fraker@cbre.com

JOSH MCARTOR
Senior Vice President
214.979.6303
josh.mcartor@cbre.com

JARED CHUA
Vice President
713.787.1975
jared.chua@cbre.com

DEBT & EQUITY FINANCE

BERNARD BRANCA
Director
713.787.1962
bernard.branca@cbre.com

CBRE
2800 Post Oak Blvd, Suite 2100
Houston, TX 77056

CBRE
2100 McKinney Ave, Suite 700
Dallas, TX 75201

www.cbre.com/igdallas-houston

For additional information regarding this opportunity, please visit: **www.cbremarketplace.com/phoenixtower.**

RISE
RESPECT/INTEGRITY/SERVICE/EXCELLENCE

CBRE

© 2012 CBRE, Inc. The information contained in this document has been obtained from sources believed reliable. While CBRE, Inc. does not doubt its accuracy, CBRE, Inc. has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently confirm its accuracy and completeness. Any projections, opinions, assumptions or estimates used are for example only and do not represent the current or future performance of the property. The value of this transaction to you depends on tax and other factors which should be evaluated by your tax, financial and legal advisors. You and your advisors should conduct a careful, independent investigation of the property to determine to your satisfaction the suitability of the property for your needs.